Exhibit 10(d)

PROMISSORY NOTE
REVOLVING CREDIT


August 1, 2001                           $1,337,552
Hauppauge, New York                        (Initial Principal Amount)

     FOR THE VALUE RECEIVED, MURRAY UNITED DEVELOPMENT CORPORATION, a Delaware corporation (hereinafter referred to as "Borrower"), having a mailing address at P.O.Box 224, Landing, New Jersey 07850, its successors and/or assigns, promises to pay to the order of ANTHONY CAMPO(together with his successors and/or assigns hereinafter referred to as the "Lender")at 17 Seaford Lane, Huntington, New York 11743, or at any other address as the Lender may designate, an aggregate principal amount, which as of the date hereof is ONE MILLION THREE HUNDRED THIRTY-SEVEN THOUSAND FIVE HUNDRED FIFTY-TWO ($1,337,552)DOLLARS. Such principal amount has been made in one or more disbursements (the "Disbursements") by Lender to Borrower, or on Borrower's behalf.

     A. This Note evidences the Borrower's indebtedness to Lender for all amounts due and owing as of the data of this Note and supersedes all notes previously delivered by the Borrower to Lender evidencing all or any portion of such indebtedness, including but not limited to the Notes dated April 20, 1994, November 15, 1994, March 24, 1995, October 20, 1995, August 1, 1998 and August 1, 2000.

     B. The Parties agree that any additional Disbursements by Lender to Borrower or on Borrower's behalf shall be added to the principal balance due to Lender, with interest to accrue thereon according to the terms and conditions of this Note.

     C. The Parties agree that the Lender may accelerate payment of this Note in the event of a default by Borrower hereunder. In the event that the Lender should accelerate payment of this Note, the Lender may, without notice or demand, declare the entire principal amount and all unpaid accrued interest thereon immediately due and payable.

     D. Payments on this Promissory Note shall be made at the address of Lender contained above, or at any other place Lender designates in writing from time to time, and shall be made until all of said principal and interest due hereunder shall be paid in full. Interest shall not accrue on any Disbursements until the funds are advanced to Borrower's bank account or to third parties on its behalf.

     E. Borrower shall pay interest at a rate of Seven and One-Half percent (7.5%) per annum on the outstanding principal balance hereunder from the date of of this Note until the last principal payment due under this Note shall be paid. Interest on this Note shall be computed on the basis of a 360 day year.

     F. Borrower shall make payments on this Note as follows:


     1. For the period from the date hereof through July 31, 2002 Borrower shall pay accrued interest on the unpaid principal amount outstanding (calculated as aforesaid) quarterly on each November 1, February 1, May 1 and August 1.

     2. The principal amount of this Note shall be due and payable on August 1, 2002.

     G. The Lender shall have the right convert all or any portion of the unpaid principal amount of this Note and/or any accrued and unpaid interest hereon at any time during the term of this Note at the rate of one share of common stock of the Lender for each three-quarters of one cent ($.0075) of the aforesaid principal and/or interest elected to be converted; provided, however, that the maximum number of shares of Common Stock of Borrower that Lender may acquire upon such conversion shall not exceed one hundred million (100,000,000) shares. The Lender shall make the election by giving written notice to the Borrower, specifying the dollar amount of principal and/or interest to be converted. Upon receipt of the written notice by Lender, all principal and/or interest specified in such written notice shall be deemed converted into such shares of common stock, and the Borrower's obligation under this Note, to the extent so converted, shall cease to be outstanding.

     H. The parties agree that the Borrower shall not dilute any of the existing stock or issue new stock of MURRAY UNITED DEVELOPMENT CORP. without the written permission of the Lender.

     I. The Lender is authorized to endorse the date and principal amount of each Disbursement made to or on behalf of Borrower, and each payment of principal and/or interest with respect thereto on the Schedule hereto, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.

     J. The occurrence of any of the following events shall constitute an event of default hereunder, which shall cause the entire unpaid balance of this Note, and accrued interest, to become immediately due and payable without requiring the Lender to make a demand on the Borrower:

     1. If Borrower shall default in the performance of any obligation of the Borrower, including but not limited to the payment of principal and/or interest due upon the Note, for a period of fifteen (15) days after the due date thereof and Lender provides written notice of such default to Borrower;

     2. If Borrower voluntarily suspends the operation of its business;

     3. If Borrower makes an assignment for the benefit of its creditors;

     4. If Borrower files a voluntary petition under the United States Bankruptcy Code, as amended, or any other federal or state insolvency law, or applies for or consents to the appointment of a receiver, trustee or custodian of all or part of its property;

     5. If Borrower shall submit and file an answer admitting to the jurisdiction of the Court and material allegations of an involuntary petition filed against it under the Bankruptcy Code, as amended, or any other federal or state insolvency law, or fails to have such petition dismissed within 45 days after its filing;

     6. If an order of relief is entered into following the filing of an involuntary petition against the Borrower under the United States Bankruptcy Code, as amended, or any other federal or state insolvency law, or if an order shall be entered appointing a trustee, receiver or custodian of all or part of Borrower's property;

     7. Upon the sale of all or a substantial amount of the assets of Borrower.

Failure to exercise any of Lender's rights hereunder shall not constitute a waiver of the rights to exercise same in the event of any subsequent default.

     K. Borrower shall reimburse Lender, upon demand, for all costs and expenses incurred in connection with the collection and/or enforcement of this Note, including but not limited to reasonable attorney fees and expenses, whether or not a lawsuit is actually commenced.

     L. Lender agrees that the indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of indebtedness of the Borrower to any lender of funds to Borrower if the terms of documentation evidencing any such loan expressly provide that such funds are senior in right of payment to any other borrowed funds of the Borrower ("Senior Indebtedness") , and agrees that such subordination is for the benefit of the holder of the Senior Indebtedness; provided, however, that this Note shall be senior in right of payment to any other unsecured indebtedness (other than for borrowed money) of the Borrower, including, but not limited to trade payables.

     M. In the event that any payment shall be due on a Saturday, Sunday or public holiday, the parties agree that said payment may be made the next succeeding business day.

     N. The Parties agree that the Borrower has the right to prepay the principal amount of this Note. If Borrower exercises this option, Borrower agrees to pay 115% of the outstanding balance of the principal so prepaid at that time. If Borrower should exercise this option, Lender shall have the right to exercise his option to convert any portion of the unpaid principal prior to prepayment.

     0. No alteration, amendment or waiver of any provision of this Note shall constitute a waiver of any other term hereof, or otherwise release or discharge the liability of Borrower under this Note, unless the Lender shall agree to such alteration, amendment or waiver in writing.

     P. To the fullest extent permitted by law, Borrower hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands of any kind with respect to this Note.

     Q. This Note may not be modified, terminated or discharged, nor shall any waiver hereunder be effective, unless in writing signed by the party against whom the same is asserted. This Note shall be construed in accordance with and governed by the laws of the State of New York.

     R. If any term of this Note conflicts with law, the parties agree that all other terms of this Note shall remain in effect without the conflicting term. This means that any of the terms of the this Note that conflict with the law may be separated from the remaining terms, and the remaining terms will still be enforced.


                              MURRAY UNITED DEVELOPMENT CORPORATION

                              By:   /s/ DWIGHT FOSTER

                                   Dwight Foster, President
                                   and Chief Executive Officer

                                                                  Exhibit 10 (e)

                              CONSULTING AGREEMENT

         Agreement made effective as of April 15, 2001, by and between MURRAY UNITED DEVELOPMENT CORP., a corporation duly organized and existing under the laws of the State of Delaware, hereinafter referred to as "Company", and ROBERT VANDINE, with a mailing address at 101 Phillips Park Drive, South Williamsport, PA 17702, hereinafter referred to as "Consultant".

                                    RECITALS

         A. Company wishes to contract with Consultant for the services of Consultant in the field of reduction or elimination of sulfur in coal flue gas.

         B. Consultant is willing and qualified to perform such services.

         In consideration of the above recitals, the terms and covenants of this agreement, and other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                   SECTION ONE

                                    SERVICES

         Consultant shall advise and assist Company in devising methods of eliminating or reducing sulfur in coal flue gas Company shall have sole discretion to establish the minimum standards necessary for the performance of the services to be rendered by Consultant under and pursuant to this agreement.

                                   SECTION TWO

                                  COMPENSATION

         Company shall compensate the Consultant by issuing seven hundred fifty thousand (750,000) shares of its Common Stock to Consultant. Such shares shall be "restricted" securities under federal and state securities laws and may therefore not be sold or otherwise transferred unless an exemption from the registration requirements of applicable securities laws.

                                  SECTION THREE

                                 CONFIDENTIALITY

         Consultant agrees that (a) all knowledge and information that Consultant may receive from Company or from its employees or other consultants of Company, or by virtue of the performance of services under and pursuant to this agreement, relating to inventions, products, processes, machinery, apparatus, prices, business affairs, future plans, or technical data that belong to Company or those with whom Company has contracted regarding such information, and (b) all information provided by Consultant to Company in reports of work done, together with any other information acquired by or as direct result of employment of Consultant by the Company shall for all time and for all purposes be regarded by Consultant as strictly confidential and held by Consultant in confidence, and solely for Company's benefit and use, and shall not be used by Consultant or directly or indirectly disclosed by Consultant to any person whatsoever except to Company or with Company's prior written permission.

                                  SECTION FOUR

                       INVENTIONS AND COPYRIGHTABLE WORKS

         A. Consultant further agrees that Consultant will promptly communicate and disclose to Company all computer programs, documentation, software, and other copyrightable works (hereinafter called "copyrightable works"), and all discoveries, improvements, and inventions (hereinafter called "inventions") conceived, reduced to practice, or made by Consultant (1) relating to methods, processes or procedures, or to machinery or apparatus useful in connection therewith, that may be useful in connection with the reduction or elimination of sulfur from coal flue gas, or (2) resulting from or related to any other work Consultant may do at the request of the Company. All such inventions and copyrightable works that Consultant is obligated to disclose shall be and remain entirely the property of Company or its nominees, successors, or assigns. It is agreed that all such copyrightable works and inventions are "works made for hire" and shall be the exclusive property of Company. Further, Consultant agrees to assign and hereby assigns to Company any rights he may have in such works.

         B. Consultant and its agents will assist Company and its nominees, successors, or assigns, on request, during and following the term of this agreement, at Company's expense, to obtain and maintain for its own benefit, patents and/or copyright registrations for any such inventions and or copyrightable works in any and all countries. Such assistance shall include, but not be limited to, executing and delivering specific assignments of any such inventions or copyrightable works and all domestic and foreign patent rights and copyrights therein, and all other papers and documents that relate to securing and maintaining such rights, and performing all other lawful acts, as may be deemed necessary or advisable by Company or its nominees, successors, or assigns.

                                  SECTION FIVE

                            DURATION AND TERMINATION

         This agreement shall become effective on the date stated above and shall continue until the earlier of the date that management of the Company informs Consultant that his services described in Section One hereof have been completed to its satisfaction or two (2) years. The obligations of Consultant under Sections Three and Four above shall survive any expiration or termination of this agreement. On termination of this agreement, Consultant will return to Company all written information, drawings, models, and other materials or files supplied to Consultant or created by Consultant at the expense of Company.

                                   SECTION SIX

                                   ASSIGNMENT

         The rights and obligations of Consultant under this agreement are personal to Consultant and may not be assigned or transferred to any other person, firm or corporation without the prior express and written consent of Company.

                                  SECTION SEVEN

                         ENTIRE AGREEMENT; MODIFICATIONS

         This agreement shall constitute the entire agreement between the parties and any prior understanding or representation of any kind preceding the date of this agreement shall not be binding upon either party except to the extent incorporated in this agreement. Any modification of this agreement or additional obligation assumed by either party in connection with this agreement shall be binding only if evidenced in writing signed by each party or an authorized representative of each party.

                                  SECTION EIGHT

                                  GOVERNING LAW

         It is agreed that this agreement shall be governed by, construed, and enforced in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, each party to this agreement has caused it to be executed as of the date contained in the first sentence of this Agreement.

                                          S/ Robert Vandine
                                          -------------------------------------
                                          ROBERT VANDINE



                                          MURRAY UNITED DEVELOPMENT CORP.

                                      By: S/ Dwight Foster
                                          -------------------------------------
                                          DWIGHT FOSTER, President

                                                                  Exhibit 10 (f)

                              CONSULTING AGREEMENT

         Agreement made effective as of April 15, 2001, by and between MURRAY UNITED DEVELOPMENT CORP., a corporation duly organized and existing under the laws of the State of Delaware, hereinafter referred to as "Company", and NEWEL
E. DIMEN, P.E., hereinafter referred to as "Consultant".

                                    RECITALS

         A. Company wishes to contract with Consultant for the services of Consultant in the field of pollution reduction or elimination, including but not limited to reduction or elimination of pollutants in smoke stacks.

         B. Consultant is willing and qualified to perform such services.

         In consideration of the above recitals, the terms and covenants of this agreement, and other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                   SECTION ONE

                                    SERVICES

         Consultant shall develop on behalf of the Company a written proposal to Penn State University describing methods of reducing or eliminating pollutants in smoke stacks. Company shall have sole discretion to establish the minimum standards necessary for the performance of the services to be rendered by Consultant under and pursuant to this agreement.

                                   SECTION TWO

                                  COMPENSATION

         Company shall compensate the Consultant by issuing two hundred fifty thousand (250,000) shares of its Common Stock to Consultant. Such shares shall be "restricted" securities under federal and state securities laws and may therefore not be sold or otherwise transferred unless an exemption from the registration requirements of applicable securities laws.

                                  SECTION THREE

                                 CONFIDENTIALITY

         Consultant agrees that (a) all knowledge and information that Consultant may receive from Company or from its employees or other consultants of Company, or by virtue of the performance of services under and pursuant to this agreement, relating to inventions, products, processes, machinery, apparatus, prices, business affairs, future plans, or technical data that belong to Company or those with whom Company has contracted regarding such information, and (b) all information provided by Consultant to Company in reports of work done, together with any other information acquired by or as direct result of employment of Consultant by the Company shall for all time and for all purposes be regarded by Consultant as strictly confidential and held by Consultant in confidence, and solely for Company's benefit and use, and shall not be used by Consultant or directly or indirectly disclosed by Consultant to any person whatsoever except to Company or with Company's prior written permission.

                                  SECTION FOUR

                       INVENTIONS AND COPYRIGHTABLE WORKS

         A. Consultant further agrees that Consultant will promptly communicate and disclose to Company all computer programs, documentation, software, and other copyrightable works (hereinafter called "copyrightable works"), and all discoveries, improvements, and inventions (hereinafter called "inventions") conceived, reduced to practice, or made by Consultant (1) relating to Company's manufacturing or other processes or procedures or to machinery or apparatus useful in connection therewith, or (2) relating to Company's investigations or to the nature of its business at the time of the invention, or (3) resulting from or related to any work Consultant may do on behalf of Company or at its request. All such inventions and copyrightable works that Consultant is obligated to disclose shall be and remain entirely the property of Company or its nominees, successors, or assigns. It is agreed that all copyrightable works and inventions are works made for hire and shall be the exclusive property of Company. Further, Consultant agrees to assign and hereby assigns to Company any rights he may have in such works.

         B. Consultant and its agents will assist Company and its nominees, successors, or assigns, on request, during and following the term of this agreement, at Company's expense, to obtain and maintain for its own benefit, patents and/or copyright registrations for any such inventions and or copyrightable works in any and all countries. Such assistance shall include, but not be limited to, executing and delivering specific assignments of any such inventions or copyrightable works and all domestic and foreign patent rights and copyrights therein, and all other papers and documents that relate to securing and maintaining such rights, and performing all other lawful acts, as may be deemed necessary or advisable by Company or its nominees, successors, or assigns.

                                  SECTION FIVE

                            DURATION AND TERMINATION

         This agreement shall become effective on the date stated above and shall continue until the services described in Section One hereof have been completed. The obligations of Consultant under Sections Three and Four above, shall survive any expiration or termination of this agreement. On termination of this agreement, Consultant will return to Company all written information, drawings, models, and other materials or files supplied to Consultant or created by Consultant at the expense of Company.

                                   SECTION SIX

                                   ASSIGNMENT

         The rights and obligations of Consultant under this agreement are personal to Consultant and may not be assigned or transferred to any other person, firm or corporation without the prior express and written consent of Company.

                                  SECTION SEVEN

                         ENTIRE AGREEMENT; MODIFICATIONS

         The agreement shall constitute the entire agreement between the parties and any prior understanding or representation of any kind preceding the date of this agreement shall not be binding upon either party except to the extent incorporated in this agreement. Any modification of this agreement or additional obligation assumed by either party in connection with this agreement shall be binding only if evidenced in writing signed by each party or an authorized representative of each party.

                                  SECTION EIGHT

                                  GOVERNING LAW

         It is agreed that this agreement shall be governed by, construed, and enforced in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, each party to this agreement has caused it to be executed as of the date contained in the first sentence of this Agreement.


                                          S/ Newel E. Dimen
                                          -------------------------------------
                                          NEWEL E. DIMEN



                                          MURRAY UNITED DEVELOPMENT CORP.

                                      By: S/ Dwight Foster
                                          -------------------------------------
                                          DWIGHT FOSTER, President